Earnings Call – Q2 2021 August 5, 2021 Exhibit 99.2

This presentation has been prepared solely for use at this meeting and is intended for investors and analysts only. The material is given in conjunction with an oral presentation and should not be taken out of context. Unless the context requires otherwise, references to “ViewRay,” “the company,” “we,” “us” and “our,” refer to ViewRay, Inc. Except for historical information, ViewRay’s written and accompanying oral presentation may contain forward-looking statements, including statements about the overall industry, including but not limited to: our financial guidance; current expectations of the market; growth drivers; future trends; demand for radiation oncology products and features; treatment results; and innovation and growth opportunities. Forward-looking statements also include, but are not limited to, statements about ViewRay’s: future orders; backlog or earnings growth; future financial results; and market acceptance of ViewRay’s existing products, future products, or technology. Words such as “could,” “anticipates,” “expects,” “outlook,” “intends,” “plans,” “believes,” “seeks,” “vision,” “estimates,” “may,” “will,” “future,” “horizon,” “aiming,” “driving,” “target” (or variations of them,) and similar statements, are forward-looking statements. These types of statements express management’s beliefs based on the information available to us as of the date of this presentation, are subject to change, and are not guarantees of future performance. Forward-looking statements involve risks, uncertainties, and assumptions that are difficult to predict and could cause ViewRay’s results to differ materially from those presented. These risks, uncertainties, and assumptions include, but are not limited to, changes in: the regulatory environment; global economics; trade compliance requirements, duties or tariffs; third-party reimbursement levels; currency exchange rates; taxation, healthcare law, and product clearance requirements, as well as those related to: the effect of COVID-19 on our business operations and financial condition; adverse publicity about ViewRay and our products; our reliance on sole or limited source suppliers; our ability to commercialize our products successfully; the impact of competitive products and pricing, and all other risks listed from time to time in the company’s filings with the Securities and Exchange Commission, which are incorporated into this Forward-Looking Statements disclosure by this reference. We do not assume any obligation to update or revise the forward-looking statements in ViewRay’s written or oral presentation, whether based on future events, new or additional information or otherwise. ViewRay’s written and oral presentation does not constitute an offer to sell, or the solicitation of an offer to buy, securities. The opinions and clinical experiences presented herein are specific to the featured physicians and/or the featured patients and are for information purposes only.  Nothing in this material is intended to provide specific medical advice or to take the place of written law or regulations. Individual customer results are illustrative only and are not predictive of future results. ViewRay issued a press release and presentation for today’s call. The presentation can be viewed live on the webcast or downloaded from the “financial events and webinars” portion of our website at www.investors.viewray.com. The call is being broadcast and webcast live, and a replay will be available for 14 days. Listeners are cautioned that comments made by management during this call may include forward-looking statements within the meaning of federal securities laws. These statements involve material risks and uncertainties, and actual results could differ from those projected in any forward-looking statement due to numerous factors. For a description of these risks and uncertainties, please see ViewRay's Annual Report on Form 10-K for the fiscal year ended December 31, 2020, and its Quarterly Reports on Form 10-Q, as updated periodically with the company's other SEC filings. Furthermore, the content of this conference call contains time-sensitive information accurate only as of today, May 6, 2021. ViewRay undertakes no obligation to revise or otherwise update any statements to reflect events or circumstances after the date of this call.    Medical Advice Disclaimer: ViewRay is a medical device manufacturer and cannot and does not recommend specific treatment approaches. Individual results may vary. Forward-Looking Statements & Disclaimer

Our mission: Treat and prove what others can’t. ©2021 ViewRay, Inc. All rights reserved.

What We Achieved Q2 2021 financial results 2Q 2020 2Q 2021 ©2021 ViewRay, Inc. All rights reserved.

Customers’ Definition of Clinical Success MRIdian SMART: Stereotactic MR-guided Adaptive Radiotherapy Among alternatives in the clinical landscape, we have found only MRIdian’s evidence fits this criteria.1 Ablative Dose Tight Margins No Fiducials No or Low Grade 3 Toxicity The MRIdian 5 1 2 3 5 5 or Fewer Fractions 4 ©2021 ViewRay, Inc. All rights reserved.

©2021 ViewRay, Inc. All rights reserved. + This presentation is intended for investors and analysts only. Some features described herein are not and may never be cleared or approved for sale in any markets. Recent Highlights Innovation and clinical pipelines accrue customer traction

MRIdian Clinical Pipeline

Constant flow of proof to drive adoption

Phase 1 (Exploratory)[1]

SMART ONE
Sarcoma
Lymphoma
Cervical
Rectal
Liver mets
SMART Master
CONFIRM
Radiomics
Synthetic CT
Workflow efficiency
Prone Breast APBI
Oligomets
AI dose calculation
DWI

- **60+ investigator-initiated trials**
- **Feasibility**
- **Explore new indications/expand SMART**
- **Reduce fx and improve workflow**

Phase 2 (Confirmatory)[2]

SMART Pancreas
SHORTER (20 vs 5 fx post-op prostate)
SCIMITAR (post-op SMART)
Immunotherapy + SMART
Lung STAAR (central/ultra central SMART)
Pre-op Gastric
SMILE (prostate SBRT German multi-cent)
MARTHA (head and neck)
MASPAC (late-stage pancreas multi-cent)
Compassionate Access Program (pancreas)

- **Prospective studies. Larger 'N'**
- **Confirm signals in key tumor sites**
- **Safety and Efficacy endpoints**

Phase 3 (Definitive)[3]

MIRAGE (CT vs. MRIdian prostate)
PANCOSAR (SMART in medically inoperable pancreas)

- **Randomized controlled trials**
- **Comparative**
- **Safety and efficacy endpoints**

©2021 ViewRay, Inc. All rights reserved.

Prospective studies. Larger ‘N’ Confirm signals in key tumor sites Safety and Efficacy endpoints Randomized controlled trials Comparative Safety and efficacy endpoints 60+ investigator-initiated trials Feasibility Explore new indications/expand SMART Reduce fx and improve workflow MIRAGE (CT vs. MRIdian prostate) PANCOSAR (SMART in medically inoperable pancreas) SMART Pancreas SHORTER (20 vs 5 fx post-op prostate) SCIMITAR (post-op SMART) Immunotherapy + SMART STAAR Lung (central/ultra central SMART) Pre-op Gastric SMILE (prostate SBRT German multi-cent) MARTHA (head and neck) MASPAC (late-stage pancreas multi-cent) Compassionate Access Program (pancreas) Radiomics Synthetic CT Workflow efficiency Prone Breast APBI Oligomets AI dose calculation DWI SMART ONE Sarcoma Lymphoma Cervical Rectal Liver mets SMART Master CONFIRM Phase 3 (Definitive) Phase 2 (Confirmatory) 2 Phase 1 (Exploratory) 1 Lung STAAR central/ultra central SMART Dr. Rupesh Kotecha, MCI Prospective trial Safely treat with little to no toxicity Preliminary data published SMART ONE Dr. Michael Chuong, MCI Patient enrollment started Single fraction ablative dose to multiple tumors in single patient MRIdian Clinical Pipeline Constant flow of proof to drive adoption ©2021 ViewRay, Inc. All rights reserved.

©2021 ViewRay, Inc. All rights reserved. Proving Economic and Strategic Value Executive Customer Roundtable1 ” “Game-changer” “Mind-blowing” “Exceeded all expectations” “Truly transformative” “Patients came here because of the machine itself. ” Individual customer results are illustrative only and are not predictive of future results.

©2021 ViewRay, Inc. All rights reserved. Proving Economic and Strategic Value Executive Customer Roundtable1 Dana-Farber Brigham & Women’s Miami Cancer Institute 24% of patients from outside catchment area Almost doubled expected ROI in just 3 years “MRIdian is APM friendly” Technological differentiator 25% Net new patients vs 13% expected Demand for machine has outpaced availability 98% SBRT vs 50% Expected Individual customer results are illustrative only and are not predictive of future results.

Incremental Investment

Driving Program Success

VIEWRAY

Program development

- Define customer success
- Deliver customer success
- Build successful MRIdian programs

+

Innovation

- Sub 20-minute treatment times
- Workflow
- Automation
- Enhanced MRI imaging
- Increased dosing
- Brain treatment package
- Remote access
- Cost reduction

=

Commercial

Therapy Adoption

- Drive improved commercial performance and value creation
- One successful MRIdian program leads to another

More patients. More proof. More promise.

This presentation is intended for investors and analysts only. Some features described herein are not and may never be cleared or approved for sale in any markets.

©2021 ViewRay, Inc. All rights reserved.

Financial Results Q2 2021

ASP of $6.1M excluding upgrades Backlog increased 20% YoY Strong customer engagement despite the challenges posed by the ongoing pandemic Operating Expenses effectively flat YoY R&D up 27% S&M flat G&A down 9% Revenue increased 6% U.S. revenue: $12.4 million Outside of U.S. revenue: $2.6 million Financial Highlights ©2021 ViewRay, Inc. All rights reserved.

©2021 ViewRay, Inc. All rights reserved. FY 2020 FY 2021 GROWTH % Guidance (1) Excludes the January 2021 equity financing

Presentation Citations Slide 3 Internal and historical company data 06/30/2021 MRIdian log data Slide 5 Ablative dose, Tight margins, No fiducials: Chuong MD, Bryant J, Mittauer KE, Hall M, Kotecha R, Alvarez D, Romaguera T, Rubens M, Adamson S, Godley A, Mishra V, Luciani G, Gutierrez AN, Ablative 5-fraction stereotactic magnetic resonance-guided radiation therapy (MRgRT) with on-table adaptive replanning and elective nodal irradiation for inoperable pancreas cancer, Practical Radiation Oncology (2020) Five or fewer factions, No or low grade 3 toxicity: Finazzi T, Haasbeek CJA, Spoelstra FOB, Palacios MA, Admiraal MA, Bruynzeel AME, Slotman BJ, Lagerwaard FJ, Senan S, Clinical outcomes of stereotactic MR-guided adaptive radiation therapy for high-risk lung tumors International Journal of Radiation Oncology • Biology• Physics (2020); Rosenberg S. A. et al. (2018). A multi-institutional experience of MR-guided liver stereotactic body radiation therapy. Advances in Radiation Oncology, 4(1), 142-149; Rudra S. et al. (2019). Using adaptive magnetic resonance image-guided radiation therapy for treatment of inoperable pancreatic cancer. Cancer Medicine, 8(5), 2123-2132; Henke, L., et al. (2018). Phase I trial of stereotactic MR-guided online adaptive radiation therapy (SMART) for the treatment of oligometastatic or unresectable primary malignancies of the abdomen. Radiotherapy and Oncology, 126(3), 519-526. Henke LE, et al. Stereotactic mr-guided online adaptive radiation therapy (smart) for ultracentral thorax malignancies: Results of a phase 1 trial. Adv Radiat Oncol 2019;4:201-209; Rosenberg SA, et al. A multi-institutional experience of mr-guided liver stereotactic body radiation therapy. Adv Radiat Oncol 2019;4:142-149; Kennedy WR, Thomas MA, Stanley JA, Luo J, Ochoa LL, Clifton KK, Cyr AE, Margenthaler JA, DeWees TA, Price A, Kashani R, Green O, Zoberi I, Single Institution Phase I/II Prospective Clinical Trial of Single Fraction High Gradient Adjuvant Partial Breast Irradiation for Hormone Sensitive Stage 0-I Breast Cancer, International Journal of Radiation Oncology • Biology • Physics (2020); Bruynzeel AME, Tetar SU, Oei SS, Senan S, Haasbeek CJA, Spoelstra FOB, Piet AHM, Meijnen P, Bakker van der Jagt MAB, Fraikin T, Slotman BJ, van Moorselaar RJA, Lagerwaard FJ, A prospective single-arm phase II study of stereotactic magnetic-resonance-guided adaptive radiotherapy for prostate cancer: Early toxicity results, International Journal of Radiation Oncology • Biology • Physics (2019) Slide 6 SMART ONE: Miami Cancer Institute, PI: Dr. Michael Chuong, “Stereotactic MRI-Guided Adaptive Radiation Therapy Delivered in One Fraction for Inoperable Primary or Metastatic Carcinoma (SMART One)” LUNG STAAR: LUNG STAAR: Miami Cancer Institute, PI: Dr. Rupesh Kotecha, “Phase II Study of Stereotactic MR Guided Adaptive Radiotherapy for Central and Ultra-central Lung Tumors”

Presentation Citations Slide 7 1. Phase 1 (Exploratory) - SMART ONE: Miami Cancer Institute, PI: Dr. Michael Chuong, “Stereotactic MRI-Guided Adaptive Radiation Therapy Delivered in One Fraction for Inoperable Primary or Metastatic Carcinoma (SMART One)” - SMART Master: https://clinicaltrials.gov/ct2/show/NCT04115254 - CONFIRM: https://clinicaltrials.gov/ct2/show/NCT04368702 2. Phase 2 (Confirmatory) - SMART Pancreas: https://clinicaltrials.gov/ct2/show/NCT03621644 - SHORTER: https://clinicaltrials.gov/ct2/show/NCT04422132 - SCIMITAR: https://clinicaltrials.gov/ct2/show/NCT03541850 - Immunotherapy + SMART: https://clinicaltrials.gov/ct2/show/NCT04376502 - LUNG STAAR: LUNG STAAR: Miami Cancer Institute, PI: Dr. Rupesh Kotecha, “Phase II Study of Stereotactic MR Guided Adaptive Radiotherapy for Central and Ultra-central Lung Tumors” - Pre-op Gastric: https://clinicaltrials.gov/ct2/show/NCT04162665 - SMILE: Heidelberg University, PI: Dr. Stefan Korber, “Stereotactic MRI-guided radiation therapy for Localized prostate cancer (SMILE)” - MARTHA: https://clinicaltrials.gov/ct2/show/NCT03972072 - MASPAC: University of Zurich, PI: Dr. Matea Pavic, “MR-guided Adaptive Stereotactic Body Radiotherapy (SBRT) of primary tumor for pain control in metastatic Pancreatic ductal adenocarcinoma (mPDAC) – a multicenter randomized, controlled, open-label, phase IIb trial (MASPAC Study)” - Compassionate Access Program: https://www.genesiscare.com/uk/compassionate-access-programme/ 3. Phase 3 (Definitive) - MIRAGE: https://clinicaltrials.gov/ct2/show/NCT04384770 - PANCOSAR: https://www.oncologie.nu/nieuws/stereotactische-radiotherapie-voor-kwetsbare-pati%C3%ABnten-met-lokaal-pancreascarcinoom/ Slide 8 SMART ONE: Miami Cancer Institute, PI: Dr. Michael Chuong, “Stereotactic MRI-Guided Adaptive Radiation Therapy Delivered in One Fraction for Inoperable Primary or Metastatic Carcinoma (SMART One)” LUNG STAAR: LUNG STAAR: Miami Cancer Institute, PI: Dr. Rupesh Kotecha, “Phase II Study of Stereotactic MR Guided Adaptive Radiotherapy for Central and Ultra-central Lung Tumors” Slide 9 Executive customer round table: https://viewray.com/webinars/ Slide 10 Executive customer round table: https://viewray.com/webinars/